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EXHIBIT 31.3

CERTIFICATION PURSUANT TO RULE 13a-14(a) AND SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, J. Hicks Lanier, certify that:

1.
I have reviewed this report on Form 10-K/A of Oxford Industries, Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: September 1, 2011	/s/ J. Hicks Lanier J. Hicks Lanier Chairman and Chief Executive Officer (Principal Executive Officer)

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  EXHIBIT 31.3
CERTIFICATION PURSUANT TO RULE 13a-14(a) AND SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002